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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  MARCH 31, 2006


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (212) 586-5666
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                                      N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On March 31, 2006, Hollinger International Inc. (NYSE: HLR) (the "Company") issued a press release announcing preliminary expectations for the Company's fiscal quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.                   EXHIBIT
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99.1                          Press Release dated March 31, 2006.


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                                SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: April 5, 2006                     By: /s/ James R. Van Horn
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                                        Name:  James R. Van Horn
                                        Title: Vice President, General Counsel &
                                               Secretary



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                                 EXHIBIT INDEX

EXHIBIT NO.                   EXHIBIT
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99.1                          Press Release dated March 31, 2006.